SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

First Federal Bankshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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[  ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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September 21, 2006

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of First Federal Bankshares, Inc. (the “Company”), I cordially invite you to attend the 2006 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., Central Daylight Savings Time on October 26, 2006 at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the Company’s fiscal 2006 financial and operating performance.

An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals (i) to elect three directors of the Company (ii) to approve the Company’s 2006 Stock-Based Incentive Plan and (iii) to ratify the appointment of the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007. The Board has carefully considered these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

Thank you for your attention to this important matter.

Sincerely,

/s/ Arlene T. Curry
Arlene T. Curry
Chairman of the Board

/s/ Michael W. Dosland
Michael W. Dosland
President and Chief Executive Officer

FIRST FEDERAL BANKSHARES, INC.
329 Pierce Street
Sioux City, Iowa 51101
(712) 277-0200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on October 26, 2006

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of First Federal Bankshares, Inc. will be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa at 9:00 a.m., Central Daylight Savings Time, on October 26, 2006.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of the Company;

2.	The approval of the Company’s 2006 Stock-Based Incentive Plan;

3.	The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 1, 2006 (the “Record Date”) are the stockholders entitled to vote at the Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at 329 Pierce Street, Sioux City, Iowa for a period of ten days prior to the Meeting and will also be available for inspection at the Meeting.

You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Suzette F. Hoevet

Suzette F. Hoevet
Secretary

Sioux City, Iowa
September 21, 2006

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

First Federal Bankshares, Inc.
329 Pierce Street
Sioux City, Iowa 51101
(712) 277-0200

ANNUAL MEETING OF STOCKHOLDERS
To Be Held October 26, 2006

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Federal Bankshares, Inc. (the “Company”), the parent company of First Federal Bank (the “Bank” or “First Federal”), of proxies to be used at the Annual Meeting of Stockholders of the Company (the “Meeting”) which will be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa on October 26, 2006, at 9:00 a.m., Central Daylight Savings Time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 21, 2006.

At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect three directors of the Company, to approve the Company’s 2006 Stock-Based Incentive Plan, and to ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007.

Vote Required and Proxy Information

All shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

The holders of a majority of all of the shares of the Company’s Common Stock entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for all purposes. Abstentions and broker non-votes are counted for purposes of determining a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the approval of the 2006 First Federal Bankshares, Inc. Stock-Based Incentive Plan (the “Incentive Plan”), by checking the appropriate box, a stockholder may: (i) vote FOR the approval of the Incentive Plan; (ii) vote AGAINST the approval of the Incentive Plan; or (iii) ABSTAIN from voting on the approval of the Incentive Plan. The approval of this matter requires the affirmative vote of a majority of the total shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

As to the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Under Delaware law and the Company’s

Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

Proxies solicited hereby will be returned to the Company and will be tabulated by the Inspector of Election designated by the Board of Directors.

A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by:  (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzette F. Hoevet, Secretary, First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51101.

In accordance with the provisions of the Company’s Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Voting Securities and Certain Holders Thereof

Stockholders of record as of the close of business on September 1, 2006 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 3,380,109 shares of Common Stock issued and outstanding. The following table sets forth information as of September 1, 2006 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the issued and outstanding Common Stock and of all directors and executive officers of the Company as a group. This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

Beneficial Owner	Shares Beneficially Owned	Percent of Class

First Federal Employee Stock Ownership Plan (1) 329 Pierce Street Sioux City, Iowa 51101	228,891	6.77%

Tontine Financial Partners, L.P. Tontine Management, L.L.C. Jeffrey L. Gendell 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	302,900 (2)	8.96%

Directors and executive officers of the Company as a group (15 persons)	306,659 (3)	9.07%
___________________________
(1)   The amount reported represents shares held by the Employee Stock Ownership Plan (“ESOP”), 143,959 shares of which have been allocated to accounts of participants. First Bankers Trust Services of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP that have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP’s suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.
(2)   As of June 30, 2006. Based upon a Schedule 13F filed with the SEC by Tontine Financial Partners, L.P.
(3)   Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the holder may be deemed to have sole or shared voting and/or investment power. The amount above excludes options that have not vested and do not vest within 60 days of September 1, 2006.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is presently composed of ten members, each of whom is also a director of the Bank. The directors are divided into three classes. Directors of the Company are generally elected to serve for three-year terms which are staggered to provide for the election of approximately one-third of the directors each year. Three directors will be elected at the Meeting to serve for three-year terms and until their respective successors shall have been elected and shall qualify.

The following table sets forth certain information regarding the Company’s Board of Directors, including their terms of office, and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

Name (1)	Age at June 30, 2006	Position(s) Held	Director Since (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned at September 1, 2006 (3)	Percent of Class

NOMINEES FOR TERMS TO EXPIRE IN 2009

Jon G. Cleghorn	64	Director	1998	2006	42,800 (4)	1.27
Michael W. Dosland	46	President, CEO, Director	2006	2006	16,000	*
David M. Roederer	55	—	—	—	—	*

DIRECTORS CONTINUING IN OFFICE

Arlene T. Curry, J.D.	48	Chairman of the Board	2002	2008	7,769 (5)	*
Gary L. Evans	67	Director	1989	2008	25,676 (4)	*
Allen J. Johnson	67	Director	1993	2008	12,769 (4)	*
Barry E. Backhaus	61	Director	1987	2007	101,052 (6)	2.99
Ronald A. Jorgensen	49	Director	2005	2007	1,000	*
Charles D. Terlouw	57	Director	2006	2007	500	*
____________________________
* Less than 1%.
(1) The mailing address for each person listed is 329 Pierce Street, Sioux City, Iowa 51101.
(2) In certain cases, reflects initial appointment to the Board of Directors of the Bank or its mutual predecessor, First Federal Savings and Loan Association of Sioux City, as the case may be.
(3) Includes all shares of Common Stock held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the directors effectively exercise sole or shared voting and/or investment power. Includes shares granted under the 1999 Recognition and Retention Plan, as amended (a restricted stock plan, described below), which are subject to future vesting but as to which voting may currently be directed.
(4) Includes 450 shares subject to options under the 1999 Stock Option Plan that have vested.
(5) Includes 4,450 shares subject to options under the 1999 Stock Options Plan that have vested or that vest within 60 days of the Record Date.
(6) Includes 3,700 shares subject to options under the 1999 Stock Option Plan that have vested.

The business experience of each of the above directors and the non-director nominee for director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Board of Directors

Arlene T. Curry has served as Chairman of the Board since October 2005. Ms. Curry is an attorney serving as counsel for various family-owned businesses. Ms. Curry was previously a partner in a Sioux City law firm, Crary, Huff, Inkster, Sheehan, Ringgenberg, Hartnett & Storm, P.C. From 2000 to 2005, Ms. Curry was the Executive Director of the Kind World Foundation, Dakota Dunes, South Dakota, and Senior Counsel for Waitt Media, Inc.

Michael W. Dosland, a Certified Public Accountant and a Chartered Financial Analyst, was appointed President and Chief Executive Officer of the Bank and Company on January 17, 2006. Mr. Dosland most recently served as Senior Vice President and Chief Financial Officer of First Federal Capital Bank in Wisconsin until that bank’s acquisition in 2004. From May 2004 to November 2005, Mr. Dosland, a Lieutenant Colonel in the Wisconsin Army National Guard, was on Active Duty with the US Army and commanded a 680-man Infantry Battalion deployed in Iraq.

Barry E. Backhaus retired in March 2006 after serving as President and Chief Executive Officer of the Bank since 1990 and Chairman of the Board from 1997 to October 2005. He has been affiliated with the Bank since 1969. Mr. Backhaus has been President, Chief Executive Officer and Chairman of the Board of the Company since its formation in 1998.

Jon G. Cleghorn is retired. From the time of its formation in 1998 until his retirement in July 2004, Mr. Cleghorn was Executive Vice President and Chief Operating Officer of the Company. Mr. Cleghorn has been affiliated with the Bank in various capacities since 1974. He was the Executive Vice President of the Bank from 1990 until his retirement.

Gary L. Evans is the retired President and Chief Executive Officer of Sioux Honey Association.

Allen J. Johnson is the retired President and Chief Executive Officer of Great West Casualty Company, a property and casualty company located in South Sioux City, Nebraska.

Ronald A. Jorgensen is the Vice President for Business and Finance of Morningside College, Sioux City, Iowa.

David M. Roederer is the Managing Partner of Stratavizion Consulting Group, Inc., in Des Moines, Iowa.

Charles D. Terlouw is a retired Audit Partner with KPMG LLP and currently serves as an Associate Professor of Accounting at Drake University, Des Moines, Iowa.

Board Independence

The Board of Directors has determined that, except as to Messrs. Backhaus, Cleghorn and Dosland, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards. Mr. Dosland is not considered independent because he is an executive officer of First Federal Bankshares, Inc. Messrs. Backhaus and Cleghorn are not considered independent because, prior to their retirements in March 2006 and July 2004, respectively, they were executive officers of First Federal Bankshares, Inc.

Meetings and Committees of the Board of Directors

General The business of the Company’s Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended June 30, 2006, the Board of Directors held eight regular meetings and no special meetings. During the fiscal year ended June 30, 2006, no directors attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served except Mr. Van Engelenhoven. Mr. Van Engelenhoven was unable to attend three Board meetings, two Audit Committee meetings, and one Compensation and Benefits Committee meeting.

The standing committees include the Compensation and Benefits, Nominating and Audit Committees.

Nominating Committee The Nominating Committee consists of Directors Arlene T. Curry, Gary L. Evans, and Ronald A. Jorgensen. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.firstfederalbank.com. The Committee met once during the fiscal year ended June 30, 2006.

The functions of the Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 329 Pierce Street, Sioux City, Iowa 51101. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•
the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 329 Pierce Street, Sioux City, Iowa 51101, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation and Benefits Committee The Compensation and Benefits Committee consists of Directors Gary L. Evans, Arlene T. Curry, Allen J. Johnson and David Van Engelenhoven. Each member of the Compensation and Benefits Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Committee meets to review, evaluate and recommend goals relevant to the Company’s management, review such officers’ performance in light of these goals and determine (or recommend to the full Board of Directors for determination) such officers’ cash and equity compensation based on this evaluation.

The Committee determines compensation and benefit programs and adjustments. The Committee met four times in fiscal 2006. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.firstfederalbank.com. The report of the Compensation and Benefits Committee is included elsewhere in this Proxy Statement.

Audit Committee The Audit Committee consists of Directors Ronald A. Jorgensen, Allen J. Johnson, Charles D. Terlouw and David Van Engelenhoven. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Ronald A. Jorgensen and Charles D. Terlouw each qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating a firm of independent certified public accountants to audit the Company’s annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•
considering whether the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls as required by Section 404 of the Sarbanes-Oxley Act of 2002;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the Audit Committee Charter.

The Audit Committee met five times during the fiscal year ended June 30, 2006. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which was appended to the 2005 Annual Meeting Proxy Statement as Appendix A and which is available at the Company’s website at www.firstfederalbank.com.

Audit Committee Report

As part of its responsibilities, the Audit Committee hereby reports the following:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.	The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

3.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence.

4.
Based on review and discussions referred to in paragraph 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission. In addition, the Audit Committee appointed McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed filed under such Acts.

The undersigned members of the Audit Committee have submitted this report.

Ronald A. Jorgensen, Chairman
Allen J. Johnson
Charles D. Terlouw
David Van Engelenhoven

Ownership Reports by Officers and Directors

The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s proxy statement of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company’s review of such ownership reports, no officer or director of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2006, except for a late Form 4 for Ronald A. Jorgensen related to a series of small acquisitions in a six month period which exceeded $10,000 in market value.

Executive Compensation

Summary Compensation Table The following table sets forth for the fiscal years ended June 30, 2006, 2005 and 2004, certain information as to the total remuneration paid by the Bank to each of the individuals who served in the position of Chief Executive Officer of the Bank and the Company during fiscal year 2006, and to the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for fiscal year 2006 (the “named executive officers”).

Name and principal position	Year Ended June 30,	Annual Compensation (1)			Long-Term Compensation			All Other Compensation
		Salary	Bonus (2)	Other Annual Compensation (3)	Awards		Payouts
					Restricted Stock Awards (4)	Options/ SARS (#)	LTIP Payouts
Michael W. Dosland President & CEO	2006	$104,532	$—	$—	$—	10,000	$—	$25,000(5)
Barry E. Backhaus President & CEO (Retired 3/06)	2006 2005 2004	174,029 238,374 229,575	— 10,704 26,033	— — —	— 59,846 —	— 3,700 —	— — —	5,220(6) — —
Steven L. Opsal Executive Vice President	2006 2005 2004	144,500 138,600 132,817	— 5,186 17,779	— — —	— 37,419 —	— 2,300 —	— — —	— — —
Scott Sehnert SVP/Commercial Banking Manager	2006 2005 2004	121,800 117,200 116,967	— 1,754 4,248	— — —	14,967	— 900 —	— — —	51,331(7) 66,219 54,556
BJ Schneiderman SVP/Residential Lending Manager	2006 2005 2004	96,425 92,000 90,292	— 1,377 3,295	— — —	14,967	— 900 —	— — —	34,168(7) 30,874 63,196
Peggy Smith SVP/Operations Manager	2006 2005 2004	111,000 99,500 89,242	— 2,978 9,232	— — —	— 14,967 —	— 900 —	— — —	— 2,500 —

(1)   The Company does not maintain a deferred compensation plan for employees. Amounts do not include benefits pursuant to the Bank’s Pension Plan. See “Benefits.”
(2)   Amounts represent bonuses earned by the executive and accrued as compensation expense by the Company in the fiscal year shown. Amounts are actually paid in the following fiscal year.
(3)   The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided to each of the named executive officers did not exceed the lesser of $50,000 or 10% of the officer’s aggregate salary and annual bonus.
(4)   On September 23, 2004, Messrs. Backhaus, Opsal, Sehnert, and Schneiderman and Ms. Smith were granted 2,551, 1,595, 638, 638 and 638 shares, respectively, pursuant to the Company’s 1999 Recognition and Retention Plan, all of which vested on September 23, 2005. The dollar amounts shown in the table are based on the closing price of the Company’s common stock on September 22, 2004, as reported on the Nasdaq Global Market, which was $23.46. Dividends on unvested shares are distributed to the officer as and when declared and paid. The aggregate number and value of unvested restricted shares held by the named executive officers at June 30, 2006 was 700 shares and $15,190, respectively.
(5)   Represents a hiring and relocation bonus paid to Mr. Dosland in connection with his employment as President and Chief Executive Officer.
(6)   Represents a payment to Mr. Backhaus upon his retirement in recognition of years of service to the Company and the Bank.
(7)   Represents non-discretionary compensation based on loan production.

Directors’ Compensation

Each non-employee member of the Board of Directors of First Federal received fees of $750 for each meeting attended in fiscal 2006. As of October 27, 2005, the Outside Chairman of the Board receives $1,250 for each meeting chaired. Each non-employee member of the Loan Committee, Nominating Committee, Compensation and Benefits Committee and Audit Committee was paid $250, $250, $400 and $500, respectively, for each committee meeting attended in fiscal 2006. During the fiscal year ended June 30, 2006, First Federal paid a total of $166,100 in directors’ and committee fees, which amounts included fees deferred at the election of directors pursuant to the Deferred Compensation Plan for Directors. See “Benefits—Deferred Compensation Plan for Directors.”

In addition to the foregoing fees, First Federal pays annual retainer fees of $7,500 for each non-employee director and $15,000 for the Outside Chairman of the Board; $4,000 for the Audit Committee Chairperson, and $2,000 for the Compensation and Benefits Committee Chairperson. Such retainer fees are paid on a quarterly basis.

No separate compensation was paid to directors for service on the Board of Directors or Board Committees of the Company.

Benefits

Pension Plan To reduce costs, First Federal Bank froze the defined benefit pension plan effective August 1, 2005 which suspended annual contributions and ended the enrollment of new employees into the plan. Prior to August 1, 2005, all regular full-time employees who have attained the age of 21 and completed one year of service of 1,000 hours or more were enrolled into a defined benefit non-contributory pension plan. Employees who were enrolled prior to August 1, 2005 will be eligible for monthly payments to or on behalf of each covered employee upon the employee’s retirement. These payments are calculated in accordance with a formula based on the employee’s “average annual compensation,” which is defined as the highest average of eligible compensation for five consecutive calendar years of employment.

The formula for determining normal retirement allowance is: 1.0%*  X years of benefit service X high 5 average salary = regular annual allowance.

Employee benefits for employees enrolled under the plan vest as designated in the schedule below:

Completed Years	Vested
of Employment	Percentages

Fewer than 5	0%
5 or more	100%

The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on the formula shown above) and are not subject to any deduction for Social Security benefits or other offset amounts:

	Years of Benefit Service
Average Final Compensation (1)	10	15	20	25	30	35

$ 20,000	$2,000	$3,000	$4,000	$5,000	$6,000	$7,000
$ 30,000	$3,000	$4,500	$6,000	$7,500	$9,000	$10,500
$ 50,000	$5,000	$7,500	$10,000	$12,500	$15,000	$17,500
$ 75,000	$7,500	$11,250	$15,000	$18,750	$22,500	$26,250
$100,000	$10,000	$15,000	$20,000	$25,000	$30,000	$35,000
$150,000	$15,000	$22,500	$30,000	$37,500	$45,000	$52,500
___________________________
(1)   Average Final Compensation is average “Salary” and, for Messrs. Sehnert and Schneiderman only, “All Other Compensation” as reported in the Summary Compensation Table, for the highest five years of salary.

_____________________________________
*2% on all accrued benefits through September 1, 1996; 1.5% on all accrued benefits through February 1, 2004.

As of June 30, 2006, Mr. Backhaus had 35 years of benefit service under the pension plan; Mr. Opsal had 29 years of benefit service; Mr. Sehnert had one year of benefit service; Mr. Schneiderman had 30 years of benefit service; and Ms. Smith had 14 years of benefit service.

Employee Stock Ownership Plan and Trust The Bank has established the Employee Stock Ownership Plan (the “ESOP”) for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”). Employees with a 12 month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. Shares purchased by the ESOP are held in a suspense account for allocation among participants.

Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Participants were credited for years of service with the Bank prior to the effective date of the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service.

The Compensation and Benefits Committee administers the ESOP. The Committee may instruct the trustee of the ESOP regarding investment of funds contributed to the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the trustee to the ESOP participants.

Stock Option Plans In 1992, the Board of Directors of the Bank adopted the First Federal Savings Bank of Siouxland 1992 Incentive Stock Option Plan (the “1992 Stock Option Plan”) and the 1992 Stock Option Plan for Outside Directors (the “Directors’ Plan”). In connection with the formation of the Company, options under such plans to purchase common stock of the Bank were converted into options to purchase the Company’s common stock. All officers and key employees of the Company, the Bank and its subsidiaries are eligible to participate in the 1992 Stock Option Plan. Only non-employee directors are eligible to participate in the Directors’ Plan. In 1999, the Board of Directors of the Company adopted the 1999 Stock Option Plan, which was approved by Company stockholders in October 1999 and amended and restated in 2003 (the “1999 Stock Option Plan”). Officers, employees and non-employee directors of the Company, the Bank and its subsidiaries are all eligible to participate in the 1999 Stock Option Plan.

Pursuant to the 1992 Stock Option Plan, the Directors’ Plan and the 1999 Stock Option Plan, stock options for 164,353, 41,088 and 263,500 shares, respectively, were eligible for issuance to plan participants. Pursuant to these option plans, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify (“non-qualified options”), and (iii) reload options, dividend equivalent rights and “Limited Rights” (described below) that are exercisable only upon a change in control of the Company. Incentive stock options may only be granted to employees of the Company, the Bank or an affiliate of the Company or the Bank. Non-employee directors may be granted non-qualified stock options.

The grant of awards under the 1992 Stock Option Plan was determined by a committee of the Board of Directors consisting of the four non-employee directors serving on the Compensation and Benefits Committee. The grant of awards under the 1999 Stock Option Plan is determined by a committee of the Board of Directors consisting of (i) at least two non-employee directors of the Company or (ii) the entire Board of the Company. With respect to the Directors’ Plan, all options were granted at the time of the implementation of the plan. Each then director was granted non-qualified options to purchase 3,903 shares and the Chairman of the Board received options for an additional 3,903 shares of common stock.

In granting options to plan participants, the Compensation and Benefits Committee considers, among other things, position and years of service, and the value of the individual’s services to the Company and the Bank. Options are exercisable at a rate prescribed by the Committee; provided, however, that all options are 100%

exercisable in the event the optionee terminates his employment due to death, disability, retirement or in the event of a change in control (as defined in the Plan). The exercise price may be paid in cash or Common Stock, or in the case of the 1999 Stock Option Plan, by a cashless exercise through a broker-dealer. Under the 1992 Stock Option Plan, the Company may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 85% of the fair market value of the Common Stock on the date such replacement options are granted.

The term of stock options generally does not exceed 10 years from the date of grant. No incentive stock option granted in connection with the plans is exercisable more than three months after the date on which the optionee ceases to perform services for the Bank or the Company for any reason other than death, disability, retirement or, in connection with a change in control. In the case of the 1992 Stock Option Plan, incentive stock options may be exercised for up to one year in the event of termination of employment due to death, disability, retirement or a change-in-control of the Company, and for up to five years in the case of the 1999 Stock Option Plan. In the case of both the 1992 Stock Option Plan and 1999 Stock Option Plan and by operation of law, if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control, any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. In the case of the 1999 Stock Option Plan, if an optionee ceases to perform services for the Bank or the Company due to disability, any incentive stock options exercised more than one year following the date the optionee ceases to perform services shall be treated as non-statutory stock options as described above. Incentive stock options exercised by the heirs or devisees of a deceased optionee are eligible for incentive option treatment if the optionee’s death occurred while employed or within three months of termination of employment. Options granted under the Directors’ Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

Pursuant to the 1992 Stock Option Plan and the 1999 Stock Option Plan, the Compensation and Benefits Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash. Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. Upon the exercise of a Limited Right, the related option will cease to be exercisable. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

The 1999 Stock Option Plan provides for dividend equivalent rights, which may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of shares of common stock underlying the unexercised portion of the related options. For these purposes, an extraordinary dividend is defined as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank’s weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

The 1999 Stock Option Plan also provides for reload options, which may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in to satisfy the option exercise price. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Shares as to which awards may be granted under the plans, and shares then subject to awards, will be adjusted by the Compensation and Benefits Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

Shares issued upon the exercise of a stock option may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the respective plan. Generally, in the discretion of the Compensation and Benefits Committee, all or any non-qualified stock options granted under a stock option plan may be transferable by the participant but only to the persons or classes of persons determined by the Committee. No other award or any other right or interest therein is assignable or transferable except under limited exceptions set forth in the option plan.

As of June 30, 2006, except for options to purchase 650 shares under the 1999 Stock Option Plan, there were no stock options available for grant under any of the Company’s current stock option plans.

Set forth below is certain information regarding options granted to the named executive officers during fiscal 2006.

OPTIONS GRANTED IN LAST FISCAL YEAR
Name	Options Granted	Percent of Total Options Granted to Employees in FY 2006	Exercise Price	Expiration Date	Grant Date Present Value (1)
Michael W. Dosland	10,000	68%	$20.75	1-19-2016	$73,890

_________________________
(1)   The grant-date value was calculated using the Black-Scholes option model, an expected life of 7.5 years, expected volatility of 35.01%, yield rate of 2.17% and risk-free rate of return of 4.34%.

The table below sets forth certain information with respect to options exercised by the named executive officers in fiscal 2006 and unexercised options held by the named executive officers as of June 30, 2006.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Name	Shares Acquired Upon Exercise (#)	Value Realized	Number of Unexercised Options at Fiscal Year-End	Value of Unexercised In- The-Money Options at Fiscal Year-End
			Exercisable/Unexercisable	Exercisable/Unexercisable
Barry E. Backhaus	25,000	$289,850	3,700/—	$—/$—
B. J. Schneiderman	2,000	$25,500	8,900/—	$99,600/$—
Michael W. Dosland	—	—	—/10,000	$—/$9,500
Steven L. Opsal	—	—	33,887/—	$320,209/$—
Scott Sehnert	—	—	6,900/4,000	$43,740/$29,160
Peggy Smith	—	—	5,900/—	$62,250/$—

Recognition and Retention Plan In 1999 the Company established the 1999 Recognition and Retention Plan, which was approved by the Company stockholders in October 1999 and amended and restated in 2003 (the “1999 Recognition Plan”). The Bank provided sufficient funds for the 1999 Recognition Plan to acquire 79,050 authorized-but-unissued shares of Common Stock of the Company.

Key employees and non-employee directors of the Company and the Bank are eligible to participate in the 1999 Recognition Plan. The plan is intended to provide plan participants with a proprietary interest in the Company in a manner designed to encourage such persons to remain with these entities and to provide further incentives to achieve corporate objectives.

The Compensation and Benefits Committee administers the plan and makes awards under the plan. Awards are granted in the form of shares of Common Stock held by the plan. Awards are nontransferable and nonassignable and the shares awarded are earned (i.e., become vested) at a rate or rates determined by the Committee. The Committee members may provide for a less or more rapid earnings rate with respect to awards granted under the plan. Awards become fully vested upon termination of employment due to death, disability, retirement and a change in control. Where an officer terminates employment with the Company or the Bank for any other reason, the officer’s nonvested awards will be forfeited.

When shares become vested, the participants will recognize income equal to the fair market value of the Common Stock at that time. The amount of income recognized by a participant will be a deductible expense for federal income tax purposes for the Company. Under the 1999 Recognition Plan, unvested shares are held by the Company in escrow. Dividends on unvested shares are distributed to participants when paid. In addition, participants have the right to vote the shares awarded to them, whether or not vested.

Restricted stock awarded under this plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Equity Compensation Plan Disclosure Set forth below is information as of June 30, 2006 regarding compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price	Number of Securities Remaining Available for Issuance under Plans
Equity compensation plans approved by stockholders	118,061	$14.10	1,288 (1)
Equity compensation plans not approved by stockholders	—	—	—
Total	118,061	$14.10	1,288 (1)

_____________________________
(1)   Represents shares available for future issuance pursuant to the 1999 Recognition and Retention Plan, as amended and pursuant to the exercise of options under the 1999 Stock Option Plan, as amended.

2005 Deferred Compensation Plan for Directors The Board of Directors of the Bank adopted a 2005 Deferred Compensation Plan for Directors (the “2005 Deferred Plan”), which became effective as of January 1, 2005. The 2005 Deferred Plan is designed to comply with the requirements of Code Section 409A. Pursuant to the 2005 Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. Compensation paid to directors who are also Bank employees and special compensation for services to the Bank such as legal and investment advisory services are not eligible for deferral. The Bank credits to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest is paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Prior to January 1 of each deferral year, a director must file an election with the Bank designating the form in which he will receive his deferred compensation benefit. Such deferral election is irrevocable with respect to the calendar year for which it is filed, provided, however, that a director may delay distributions or modify a previous deferral election from a lump sum distribution to annual payments upon his separation from service if: (i) the new deferral election is not effective for 12 months, (ii) the original distribution date is at least 12 months from the date of the change in the election, and (iii) the new distribution date must be at least five years after the original distribution date. Deferred fees will be paid out upon the director’s death, disability, or separation from service as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors.

1995 Deferred Compensation Plan for Directors In March 1995, the Board of Directors of the Bank adopted a Deferred Compensation Plan for Directors (the “Deferred Plan”), which became effective as of January 1, 1995. Pursuant to the Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. The Bank shall credit to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest will be paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Deferred fees will be paid out upon the death, disability or termination of a director as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors. Contributions to the Deferred Plan were frozen, effective December 31, 2004.

First Federal Bank Incentive Award Plan Effective for the 2006 fiscal year, the Board of Directors approved the First Federal Bank Incentive Award Plan. This plan provides cash award opportunities for employees, including officers, based upon their attainment of specified individual goals and objectives. The plan includes “triggers” that can eliminate any payment under the plan if certain levels of Bank performance are not met. The Bank’s net income fell below the trigger amount for the fiscal year 2006, thereby effectively eliminating any payouts under the First Federal Bank Incentive Award Plan in that fiscal year.

First Federal Bank Cash Incentive Plan Effective for the 2007 fiscal year, the Board of Directors approved the First Federal Bank Cash Incentive Plan. This plan provides cash award opportunities for employees, including officers, based upon the attainment of Bank-wide performance goals, which include net income growth fiscal year over fiscal year, return on assets and return on equity as compared to the performance of a Board-approved peer group of publicly held banks. The plan also includes “triggers” that can eliminate any payment under the plan if certain levels of Bank performance are not met.

Certain Transactions with the Bank

Under federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans made by First Federal to its officers, directors, and executive officers were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

As of June 30, 2006, the aggregate principal balance of loans outstanding for all Company executive officers and directors, and family members was $1.6 million.

Employment Agreements

The continued success of the Company and the Bank depends to a significant degree on the skills and competence of its officers. The Company has entered into an employment agreement with Michael W. Dosland, pursuant to which Mr. Dosland will serve as President and Chief Executive Officer of the Company and the Bank. The agreement has an initial term of two years. Unless notice of non-renewal is provided, the agreement renews annually. Under the agreement, the initial base salary for Mr. Dosland is $230,000 per year. The base salary will be reviewed at least annually and may be increased, but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees, use of an automobile and reimbursement of expenses associated with the use of such automobile. Pursuant to the agreement, the Company granted Mr. Dosland 10,000 options to purchase Company common stock, and paid Mr. Dosland a $25,000 hiring and relocation bonus. Pursuant to the agreement, Mr. Dosland’s employment may be terminated for just cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.

Pursuant to the agreement, Mr. Dosland is entitled to severance payments and benefits in the event of his termination of employment under specified circumstances. In the event his employment is terminated for reasons other than for just cause, disability or retirement, or in the event he resigns during the term of the agreement following (1) the failure to elect or reelect or to appoint or reappoint him to his executive position, (2) a material change in his functions, duties, or responsibilities, which change would cause his position to become one of lesser responsibility, importance or scope, (3) the liquidation or dissolution of the Company or the Bank, (4) a change in control of the Company, or (5) a breach of the employment agreement by the Company, Mr. Dosland would be entitled to a severance payment equal to two times the sum of his base salary and the highest rate of bonus awarded to him during the prior two years, payable in a lump sum. In addition, he would be entitled, at the Company’s sole expense, to the continuation of life, medical, dental and disability coverage for 24 months after termination of the agreement. Pursuant to the agreement, Mr. Dosland is entitled to no additional benefits under the employment agreement upon his retirement at age 65.

Barry E. Backhaus, whom Mr. Dosland succeeded as President and Chief Executive Officer, was a party to an employment agreement with the Company and the Bank. In connection with Mr. Backhaus’ retirement as President and Chief Executive Officer in March 2006, this employment agreement expired.

Steven L. Opsal, Executive Vice President of the Company and the Bank, was a party to an employment agreement with the Company and the Bank. In connection with Mr. Opsal’s resignation from the Company and the Bank, effective at the Company’s 2006 Annual Meeting of Stockholders, Mr. Opsal and the Company entered into a separation agreement, pursuant to which Mr. Opsal’s employment agreement was terminated. The separation agreement also provides that the Bank will pay Mr. Opsal in January 2007 the one-time lump sum of $200,000, less appropriate taxes and deductions. Under the separation agreement, Mr. Opsal (and his spouse and dependents) are entitled to receive continued health insurance coverage under applicable state or federal “COBRA” laws for 18 months following the termination of his employment, provided that Mr. Opsal (and/or his spouse or dependents) timely elect such continuation coverage and timely remit the applicable premiums. The separation agreement provides that all other employee benefits will cease as of the termination of Mr. Opsal’s employment, including life insurance coverage, disability insurance coverage, retirement plan participation and other fringe benefits. Finally, stock options awarded to Mr. Opsal were made exercisable in accordance with their terms following the termination of Mr. Opsal’s employment, and the Company and the Bank agreed for six years to provide Mr. Opsal coverage under a standard directors’ and officers’ liability insurance policy, and to indemnify Mr. Opsal to the fullest extent permitted under federal law.

In consideration for these benefits, among other things, Mr. Opsal agreed, for a period of 18 months, not to compete with the Company and the Bank in the Bank’s market area and not to solicit employees, customers or clients of the Company or the Bank. Finally, Mr. Opsal agreed to make himself available as a consultant to the Company and the Bank for up to ten hours per month for a period of 18 months, for no additional consideration.

Report of the Compensation and Benefits Committee on Executive Compensation

The following Report of the Company’s Compensation Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this Report and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. In the period covered by this Report, the Chief Executive Officer and other executive officers did not receive compensation from the Company; instead, the compensation discussed in this Report relates to that provided by the Bank.

The Compensation and Benefits Committee reviews the performance of executive management and approves changes to base compensation, bonuses and benefits for senior management. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain highly qualified, motivated and effective executive officers who are capable of maximizing the Company’s performance for the benefit of the Company’s shareholders. The Committee has adopted a compensation strategy that seeks to provide competitive compensation strongly aligned with the financial performance of the Company and the Bank.

To assist it in performing its duties, the Committee uses a peer comparison employing at least two published compensation surveys in determining the salary, bonuses and benefits of executive management. The Committee requests and reviews survey data because such data provide information relating to compensation practices at other financial institutions of similar asset and business mix, as well as compensation trends generally. The Committee understands the inherent limitations of survey data and does not seek to set compensation levels at prescribed percentile rankings within a peer group. It does use survey data to determine on an historical basis whether the base salary, annual incentive and equity compensation place the Company at a percentile ranking relative to its peers that is generally consistent with the Company’s percentile ranking among the same peer group for performance measures that include, but are not limited to, return on average assets, return on average equity, asset growth, total shareholder return, efficiency ratio and earnings per share growth. If the Committee determines that the Company’s compensation ranking is out of line with corporate performance rankings, it considers adjustments to the compensation program.

The Committee also relies on legal counsel for advice as to its obligations under applicable corporate, securities, tax and employment laws, for assistance in interpreting its obligations under compensation plans and agreements, and for drafting plans and agreements to document business decisions.

In addition to survey and other data referred to above, the Committee also considers the views of the Chief Executive Officer in making compensation decisions affecting executive officers who report to him. While the Committee weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize profitability, net income, earnings per share and book value as factors in setting the compensation of the Chief Executive Officer and other executive officers.

Other non-quantitative factors considered by the Committee included general management oversight of the Company and the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer and the other executive officers.

The Company’s executive compensation program consists of three key elements:

•	base salary, which is designed to provide a reasonable level of predictable income to support an appropriate standard of living in the communities where our executive officers live and work;

•	annual cash incentives, which are designed to motivate our executives to meet or exceed annual performance objectives that are derived from the Company’s annual business plan; and

•	long-term incentives in the form of stock options and restricted stock, which are designed to retain talented employees and provide an incentive to maximize shareholder return in the longer term.

Base Salary — The Committee seeks to set base salaries for our executives based on the middle of the range for comparable executives at peer institutions. Because salaries are designed to provide predictable income, they do not vary substantially and directly with performance. Actual salaries may vary above or below the mid-range to reflect tenure in office or performance that is above or below average levels. For fiscal year 2006, base salary increases for our executive officers ranged from 3.9% to 11.6%, with an average increase of 6.1%. The base salary paid in fiscal year 2006 to Barry E. Backhaus, President and Chief Executive Officer, decreased 27.0% from base salary in fiscal year 2005, reflecting his retirement as President and Chief Executive Officer in March 2006.

Cash Incentives — In fiscal year 2006, the Company paid non-discretionary, pre-determined compensation to certain senior lending officers based on loan production by the team of employees reporting to the senior lending officers. Bonus amounts for these executive officers ranged from 35.4% to 42.1% of base salary rates.

Equity Compensation — The Company generally considers stock option and restricted stock grants at the time of hire for newly hired executives and, to the extent options and stock is available, annually in connection with the Committee’s annual executive officer compensation review for incumbent executives. A vesting schedule is attached to these awards so that they have a retention feature as well as a long-term incentive feature. It has not been the Committee’s practice to reduce compensation in subsequent years based on stock price performance that causes previously granted equity awards to increase in value, nor to grant additional compensation where stock price performance has impaired the value of previous awards. The Committee believes that such practices could weaken the intended linkage between compensation and mid-to long-term shareholder return.

In fiscal year 2006, the Company did not approve the grant of stock options or restricted stock, except for the award of 10,000 options to Mr. Dosland in connection with his hiring as President and Chief Executive Officer in January 2006 and except for the award of 4,800 options to Michael S. Moderski in connection with his hiring as Senior Vice President and Chief Financial Officer in April 2006.

This report has been provided by the Compensation and Benefits Committee.

Gary L. Evans, Chairman	Arlene T. Curry
Allen J. Johnson	David Van Engelenhoven

Stock Performance Graph

Set forth below is a stock performance graph comparing the yearly cumulative total return on the Company’s Common Stock with (a) the yearly cumulative total return on stocks included in the Nasdaq Global Market Index, and (b) the yearly cumulative total return on stocks included in the SNL Bank Index. The cumulative total return on the Company’s common stock was computed assuming the reinvestment of dividends at the frequency rate with which dividends were paid during the period shown, and reflects the exchange of 1.64696 shares of Company Common Stock for each share of Bank common stock in April 1999. The information presented below is for the period beginning on June 30, 2001 and ending on June 30, 2006.

There can be no assurance that the Company’s stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

	6/30/01	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06
First Federal Bankshares, Inc.	100.00	109.09	146.02	190.20	175.43	189.19
Nasdaq Global Market Index	100.00	67.72	75.11	94.78	95.21	100.53
SNL Bank Index	100.00	94.98	96.43	110.72	114.09	121.76

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

PROPOSAL II—APPROVAL OF FIRST FEDERAL BANKSHARES, INC.
2006 STOCK-BASED INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the First Federal Bankshares, Inc. 2006 Stock-Based Incentive Plan (the “Incentive Plan”), to provide officers, employees and directors of the Company and First Federal Bank with additional incentives to enhance the efficiency, soundness, profitability, growth and shareholder value of the Company and the Bank. The following is a summary of the material features of the Incentive Plan, which is qualified in its entirety by reference to the provisions of the Incentive Plan, attached hereto as Appendix A.

General

The Incentive Plan will remain in effect for a period of ten years following adoption by stockholders. The Incentive Plan authorizes the issuance of up to 300,000 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards. The maximum number of shares that may be granted during any one fiscal year of the Company to any one individual is limited to 20,000 shares.

The Incentive Plan will be administered by either the full Board of Directors or a committee (the “Committee”) appointed by the full Board of Directors, which will include two or more disinterested directors of the Company who must be “non-employee directors,” as that term is defined for purposes of Rule 16b of the Securities Exchange Act of 1934. The Committee has full and exclusive power within the limitations set forth in the Incentive Plan to make all decisions regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Incentive Plan’s purposes; and interpreting and otherwise construing the Incentive Plan. The Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

Employees and outside directors of the Company or its subsidiaries, including the Bank, are eligible to receive awards under the Incentive Plan. Generally, employees must have attained certain performance targets established by the Company or the Bank from time to time in order to receive a grant under the Incentive Plan. The performance targets may include, among other things, components such as return on equity (ROE), return on assets (ROA) and earnings per share (EPS) and net income growth fiscal year over fiscal year. Each component may be assigned a different weight in determining the amount of awards to be granted to any individual. In the Committee’s discretion, the Committee may grant employees awards without regard to such performance targets. Outside directors are not subject to performance targets with respect to receiving grants under the Incentive Plan.

Types of Awards

The Committee will determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights and restricted stock awards, each of which is described below.

Stock Options A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the final sales price of Company’s common stock as reported on the NASDAQ Global Market on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. However, if the Company’s common stock is not reported on the NASDAQ stock market (or over-the-counter market), fair market value will mean the average sale price of all shares of Company common stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Company common stock sold during the 90-day period immediately preceding the date on which such stock option was granted. The Committee will determine the fair market value if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of the Company that was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares acquired pursuant to a cashless exercise under the Incentive Plan. Generally, no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Stock Appreciation Rights Stock appreciation rights (or “SARs”) give the recipient the right to receive a payment in Company common stock of an amount equal to the excess of the fair market value of a specified number of shares of Company common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement. Stock appreciation rights will not be granted unless (i) the stock appreciation right is settled solely in Company common stock; and (ii) there is no further ability to defer the income received on the exercise of the stock appreciation right.

Stock Awards Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee, which are set forth in the award agreement. Any stock award granted under the Incentive Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant’s death.

Change in Control Upon (i) the involuntary termination of a participant’s employment or service as an outside director within one year following a Change in Control (as defined in the Incentive Plan) of the Company (including termination due to death or Disability) or (ii) the voluntary termination of the participant’s employment or service as an outside director due to Good Reason (as defined in the Incentive Plan) within one year of a Change of Control of the Company, each of the participant’s options and SARs then outstanding shall become fully vested and all restricted stock awards then outstanding shall fully vest free of restrictions.

Tax Consequences

The following are the material federal tax consequences generally arising with respect to awards granted under the Incentive Plan. The grant of an option will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a non-statutory stock option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-statutory stock option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

With respect to other awards granted under the Incentive Plan that are settled either in cash or in stock, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

In order to approve the First Federal Bankshares, Inc. 2006 Stock-Based Incentive Plan, the proposal must receive the affirmative vote of a majority of a majority of the total shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIRST FEDERAL BANKSHARES, INC. 2006 STOCK-BASED INCENTIVE PLAN.

PROPOSAL III—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) to be the Company’s independent registered public accounting firm for the 2007 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey for the Company’s fiscal year ending June 30, 2007. A representative of McGladrey is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Set forth below is certain information concerning aggregate fees billed for professional services rendered during fiscal years 2006 and 2005 by McGladrey.

Audit Fees During the past two fiscal years the fees billed for professional services rendered by McGladrey for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-Q were $233,349 for 2006 and $220,700 for 2005.

Audit-Related Fees During fiscal 2006 and 2005, aggregate fees billed for professional services rendered during fiscal 2006 and 2005 by McGladrey that are reasonably related to the performance of the audit, including the audits of the ESOP and the Retirement Plan, were $18,150 and $12,600, respectively.

Tax Fees During the past two fiscal years, the fees billed for professional services rendered during fiscal 2006 and fiscal 2005 by McGladrey for tax services were $21,815 and $14,300, respectively.

All Other Fees There were no aggregate fees billed to the Company by McGladrey that are not described above during the past two fiscal years.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. Non-audit services may include audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit service fees paid in fiscal 2006 and 2005 were approved per the Audit Committee’s pre-approval policies.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, was compatible with maintaining McGladrey’s independence. The Audit Committee concluded that performing such services did not affect McGladrey’s independence in performing its function as auditor of the Company.

In order to ratify the selection of McGladrey & Pullen, LLP as the independent registered public accounting firm for the 2007 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s office located at 329 Pierce Street, Sioux City, Iowa 51101 no later than May 24, 2007. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE
AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The date on which next year’s annual meeting of stockholders is expected to be held is October 25, 2007. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next Annual Meeting must be given to the Company by July 27, 2007. If notice is received after that date, it will be considered untimely, and the Company will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2006, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUZETTE F. HOEVET, SECRETARY, FIRST FEDERAL BANKSHARES, INC., 329 PIERCE STREET, SIOUX CITY, IOWA 51101 OR CALL (712) 277-0200.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Suzette F. Hoevet

Suzette F. Hoevet
Secretary

Sioux City, Iowa
September 21, 2006

APPENDIX A

2006 STOCK-BASED INCENTIVE PLAN

FIRST FEDERAL BANKSHARES, INC.

2006 STOCK-BASED INCENTIVE PLAN

1.	PURPOSE OF PLAN.

The purposes of this 2006 Stock-Based Incentive Plan are to provide incentives and rewards to employees and directors who are largely responsible for the success and growth of First Federal Bankshares, Inc. and its Affiliates, and to assist all such entities in attracting and retaining experienced and qualified directors, executives and other key employees.

2.	DEFINITIONS.

(a)     “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Code Sections 424(e) and 424(f).

(b)    “Award” means one or more of the following: Restricted Stock Awards, Stock Options and other types of Awards, as set forth in Section 6 of the Plan.

(c)     “Award Agreement” means the agreement between the Company or an Affiliate and a Participant evidencing an Award under the Plan.

(d)     “Bank” means First Federal Bank, the federal stock savings bank subsidiary of the Company and any successor to First Federal Bank.

(e)     “Board of Directors” means the board of directors of the Company.

(f)     “Change in Control” means a change in control of a nature that:

(i)
would be required to be reported in response to Item 5.01 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)
results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or

(iii)
without limitation such a Change in Control shall be deemed to have occurred at such time as: (a) any “Person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Bank or Company representing 25% or more of the combined voting power of the Bank’s or the Company’s outstanding securities; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided, however, that this clause (b) shall not apply if the Incumbent Board is replaced by the appointment by a Federal banking agency of a conservator or receiver for the Bank and, provided further that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed and the requisite number of proxies approving such plan of reorganization, merger or consolidation of the Company or Bank are received and voted in favor of such transactions; or (d) a tender offer is made for 25% or more of the outstanding securities of the Bank or Company and shareholders owning beneficially or of record 25% or more of the outstanding securities of the Bank or Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

(g)     “Code” means the Internal Revenue Code of 1986, as amended.

(h)     “Committee” means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

(i)     “Common Stock” means the common stock of the Company, par value $0.01 per share.

(j)     “Company” means First Federal Bankshares, Inc., the stock holding company of the Bank, and any entity that succeeds to the business of First Federal Bankshares, Inc.

(k)     “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with Code Section 22(e)(3).

(l)     “Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)   “Exercise Price” means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

(o)    “Fair Market Value” means, when used in connection with the Common Stock on a certain date, the final sales price of the Common Stock as reported on the Nasdaq stock market on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded, and without regard to after hours trading activity; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30 day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30 day period, the average sale price of the last three sales of Common Stock sold during the 90 day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

(p)     “Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Code Section 422.

(q)     “Non-Statutory Stock Option” means a Stock Option granted to a Participant under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Code Section 422.

(r)     “OTS” means the Office of Thrift Supervision.

(s)     “Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable, granted under Section 6(a).

(t)      “Outside Director” means a member of the Board(s) of Directors of the Company or an Affiliate who is not also an Employee.

(u)     “Participant” means an Employee or Outside Director who is granted an Award pursuant to the terms of the Plan.

(v)     “Plan” means this First Federal Bankshares, Inc. 2006 Stock-Based Incentive Plan.

(w)     “Restricted Stock” means shares of Common Stock that may be granted under the Plan that are subject to forfeiture until satisfaction of the conditions of their grant.

(x)     “Restricted Stock Award” means an Award of shares of Restricted Stock granted to a Participant pursuant to Section 6(c) of the Plan.

(y)     “Retirement” means retirement from employment or service on or after any of the following: (i) for Outside Directors, the attainment of age 60 with at least 10 years of consecutive service as a director of the Company; (ii) for Employees, the attainment of age 55 and the completion of 10 years of employment or service as an Employee or Outside Director; provided however, that an Employee who is also a Director and who continues as an Outside Director shall not be deemed to have terminated due to Retirement solely as a result of terminating service as an Employee following satisfaction of one of the above stated conditions; and provided further, that “employment” or “service” shall include employment or service with any organization acquired by the Bank or the Company.

(z)     “Stock Appreciation Right” means the right, as defined in Section 6(b), that may be granted to a Participant in tandem with the grant of a Stock Option.

3.     ADMINISTRATION.

(a)     Committee. The Committee shall administer the Plan. The Committee shall consist either of the full Board of Directors or two or more disinterested directors of the Company, selected by the full Board in accordance with the Company’s By-Laws. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act; and (ii) if considered appropriate by the Board of Directors in its sole discretion, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors or the Committee may also delegate, to the extent permitted by applicable law and not inconsistent with Rule 16b-3, to one or more officers of the Company, its powers under the Plan to (a) designate the officers and Employees of the Company who will receive Awards and (b) determine the number of Awards to be received by them, pursuant to a resolution that specifies the total number of rights or Options that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Options or rights.

(b)     Role of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)     select the Participants who are to receive grants of Awards under the Plan;

(ii)    determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

(iii)    interpret the Plan and Award Agreements (as defined below); and

(iv)    make all other decisions related to the operation of the Plan.

(c)     Award Agreements. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)     the type of Award granted;

(ii)            the Exercise Price for any Option;

(iii)           the number of shares or rights subject to the Award;

(iv)          the expiration date of the Award;

(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award (which may be based on years of service or may be based on performance goals established from time to time); and

(vi)
the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting (which may be based on years of service or may be based on performance goals established from time to time) of the Award.

The Chairman of the Committee and such other directors and Employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

4.     ELIGIBILITY.

Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to participate in the Plan. Grants to Outside Directors are not subject to performance-based targets. Grants to Employees are generally subject to the performance targets established by the Company or the Bank for the year prior to the year in which the Award will be granted. Performance targets shall be established by the Board or the Committee from time to time and shall be based on Bank-wide performance matrices such as return on equity (ROE), return on assets (ROA) and earnings per share (EPS) and net income growth, among other things, and/or individual performance goals. Each component may be assigned a different weight in determining the amount of Awards to be granted to any Participant. In appropriate circumstances (including, but not limited to, making awards to newly hired individuals), the Committee reserves the right to make non-performance-based awards to Employees.

5.     SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

(a)    Shares Available. Subject to the provisions of Section 9, the capital stock that may be delivered under this Plan shall be shares of the Company’s Common Stock, which may be issued directly by the Company from authorized but unissued shares, from treasury shares, or from shares purchased by the Plan in the open market.

(b)    Share Limits.

(i)
Subject to adjustments, if any, provided in Section 9, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 300,000 shares.

(ii)	Subject to adjustments as provided in Section 9, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one Participant shall be limited to 20,000 shares. The foregoing per-Participant limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

(c)     Reissue of Awards and Shares. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, including due to the exercise of Stock Appreciation Rights in lieu of Options, shall again be available for subsequent Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan, shall be available for subsequent Awards under the Plan.

(d)     Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under the Plan. No fractional shares shall be issued under the Plan. The Committee shall round up to the next highest whole share any fractional share that is equal to or greater than 0.50 and shall round down to the next lowest whole share any fractional share that is less than 0.50. No fewer than 100 shares may be purchased on exercise of any Award unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the Award.

6.     AWARDS.

The Committee shall determine the type or types of Award(s) to be made to each selected eligible Participant. Awards may be granted singly, in combination or in tandem. The types of Awards that may be granted under the Plan are:

(a)     Stock Options. The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)
Terms of Options. In no event may a Participant exercise an Option, in whole or in part, more than ten (10) years from the date of grant. To the extent they are vested, Non-Statutory Stock Options may be exercised within one year following termination of employment, including termination due to death or Disability.

(iii)
Non-Transferability. Unless otherwise determined by the Committee, an Participant may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)
for no consideration to: (a) any member of the Participant’s Immediate Family; (b) a trust solely for the benefit of members of the Participant’s Immediate Family; (c) any partnership whose only partners are members of the Participant’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the Participant’s Immediate Family.

(3)
For purposes of this Section, “Immediate Family” includes, but is not limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)
Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options. Incentive Stock Options may only be granted to Employees and may not be granted to Outside Directors:

(1)
If an Employee owns or is treated as owning, for purposes of Code Section 422, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)
An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant. To the extent vested, Incentive Stock Options shall only be exercisable for three months following an Employee’s termination of employment, unless the termination was due to the Employee’s death or Disability, in which case the Incentive Stock Option shall be exercisable for one year following the Employee’s date of death or Disability.

(3)
To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Code Section 422, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)
Each Award Agreement for an Incentive Stock Option shall require the Participant to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions).

(b)     Stock Appreciation Rights. A Stock Appreciation Right is the right to receive a payment in Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of the Common Stock on the date of grant of the Stock Appreciation Right as set forth in the applicable Award agreement. No Stock Appreciation Right shall be granted unless (i) the Stock Appreciation Right is settled solely in Common Stock of the Company and (ii) there is no opportunity to further defer the income received on the exercise of the Stock Appreciation Right. To the extent they are vested, Stock Appreciation Rights may be exercised within three months following termination of employment and within one year if such termination of employment is due to death or Disability.

(c)     Restricted Stock Awards. The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to a Participant upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)
The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)
Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the Participant to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(3)
If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)
Issuance of Certificates. The Company shall cause to be issued a stock certificate evidencing such shares, registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Federal Bankshares, Inc. 2006 Stock-Based Incentive Plan and the related Award Agreement entered into between the registered owner of such shares and First Federal Bankshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of First Federal Bankshares, Inc.”

This legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(c) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv)
Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award.

(v)	Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards may vote all unvested shares of Common Stock subject to their Restricted Stock Awards.

7.     PAYMENTS; CONSIDERATION FOR AWARDS.

(a)     Payments. Payment for Awards shall be made in the form of Common Stock, except cash shall be paid for fractional shares that arise in connection with the cashless exercise of Options hereunder.

(b)     Consideration for Awards. The Exercise Price for any Award granted under the Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Committee which is submitted to the Committee or to the Company’s Chief Executive Officer, Chief Financial Officer or Corporate Secretary, including, without limitation, one or a combination of the following methods:
(i)	cash, check payable to the order of the Company, or electronic funds transfer;

(ii)	the delivery of previously owned shares of Common Stock;

(iii)	reduction in the number of shares otherwise deliverable pursuant to the Award; or

(iv)
subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.

In no event shall any shares newly issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant and not subject to restrictions for at least six months as of the date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations, or until any other conditions applicable to exercise or purchase have been satisfied. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award or shares by any method other than cash payment to the Company.

8.     EFFECT OF TERMINATION OF SERVICE ON AWARDS.

(a)     General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of termination and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Outside Director shall vest immediately upon such Participant’s Retirement or such Participant’s death or Disability after attainment of Retirement age. In the event a Participant dies while holding an Award under this Plan, the Participant’s beneficiary shall be the Participant’s surviving spouse. If the Participant is not survived by a spouse, then the Participant’s beneficiary shall be the Participant’s children, per stirpes, and if the Participant is not survived by any children, then the Participant’s beneficiary shall be the Participant’s estate. Such Award shall be exercisable in accordance with the terms of the applicable grant agreement.

(b)     Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than ninety (90) days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

(c)     Effect of Change of Affiliate Status. For purposes of the Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each Participant who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

9.     ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

(a)     Adjustments. Upon, or in contemplation of, any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in its sole discretion, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

(i)
proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(ii)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

(b)     Valuation Methodologies. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may not make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

(c)    Committee Action. Upon any of the events set forth in Section 9(a), the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 9(a)(i) above shall nevertheless be made.

(d)     Automatic Acceleration of Awards. Upon (i) the involuntary termination of Participant’s employment or service as an Outside Director within one year following a Change in Control of the Company (including termination due to death or Disability) or (ii) the voluntary termination of the Participant’s employment or service as an Outside Director due to “Good Reason” (as defined in the next sentence) within one year of a Change of Control of the Company, each of the Participant’s Options and SARs then outstanding shall become fully vested and all Restricted Stock Awards then outstanding shall fully vest free of restrictions. “Good Reason” shall mean: (i) failure to elect or reelect or to appoint or reappoint the Employee or Outside Director to the position he or she held as of the effective date of the Change of Control; (ii) a material change in the Employee’s or Outside Director’s functions, duties, or responsibilities, which change would cause the individual’s position to become one of lesser responsibility, importance, or scope from the position and attributes thereof which existed as of the effective date of the Change of Control; or (iii) liquidation or dissolution of the Company or the Bank other than liquidations or dissolutions that are caused by reorganizations that do not affect the status of the Employee or Outside Director.

10.     MISCELLANEOUS PROVISIONS.

(a)     Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of securities law counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

(b)     Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

(c)     No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 10(c), however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

(d)     Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)     Tax Withholding. Upon any exercise, vesting, or payment of any Award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Code Section 422, the Company shall have the right, at its option, to:

(i)
require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)
deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by the number of shares necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, valued in a consistent manner at their Fair Market Value. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Company may, with the Committee’s approval, accept one or more promissory notes from any Participant in connection with taxes required to be withheld upon the exercise, vesting or payment of any Award under this Plan; provided, however, that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law.

(f)     Effective Date, Termination and Suspension, Amendments. This Plan is effective upon receipt of shareholder approval. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth (10th) anniversary of the effective date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(i)
Termination; Amendment. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no amendment may have the effect of repricing Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(ii)
Stockholder Approval. Any amendment to this Plan shall be subject to stockholder approval to the extent then required by applicable law or any applicable listing agency or required under Code Sections 162, 422 or 424 to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board.

(iii)
Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 9 shall not be deemed to constitute changes or amendments for purposes of this Section 10(f).

(g)     Governing Law; Compliance with Regulations; Construction; Severability.

(i)
Governing Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware, except to the extent that federal law shall apply.

(ii)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(iii)
Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(h)     Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

(i)          Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

REVOCABLE PROXY

FIRST FEDERAL BANKSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS

October 26, 2006

The undersigned hereby appoints the official proxy committee consisting of the members of the Board of Directors of First Federal Bankshares, Inc. (the “Company”) who are not named as nominees below, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders (“Meeting”) to be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa, at 9:00 a.m. (Central Daylight Savings Time) on October 26, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD

1.     The election as directors of all nominees listed below (except as marked to the contrary below) for three-year terms:

Jon G. Cleghorn
Michael W. Dosland
David M. Roederer

INSTRUCTION: To withhold your vote for one or more
nominees, write the name of the nominee(s) on the line(s) below.

	☐	☐
	FOR	AGAINST	ABSTAIN
2. The approval of the 2006 Stock-Based Incentive Plan.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. The ratification of the appointment of McGladrey & Pullen, LLP as independent registered public accounting firm for the fiscal year ending June 30, 2007.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1, Proposal 2, and Proposal 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 21, 2006, and audited financial statements.

Dated:	☐	Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.